UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 3, 2018

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term “the Company” refers to Government Properties Income Trust.

Item 1.01.  Entry into a Material Definitive Agreement.

On October 3, 2018, the Company and Select Income REIT, or SIR, entered into an underwriting agreement with the underwriters named in Schedule A thereto, for whom Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC are serving as representatives, or the Underwriting Agreement, relating to an underwritten public offering of the 24,918,421 common shares of beneficial interest of SIR, or SIR Common Shares, that the Company owns, or the Offering.

The Underwriting Agreement contains customary representations and warranties, covenants, indemnification provisions and closing conditions. The foregoing description of the Underwriting Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Underwriting Agreement attached as Exhibit 1.1 hereto, which is incorporated herein by reference.

The Company intends to use the net proceeds from the Offering to reduce its outstanding indebtedness. Affiliates of certain of the underwriters, including Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, are lenders under the Company’s revolving credit facility and term loans. Accordingly, affiliates of these underwriters may receive pro rata portions of the net proceeds from the Offering.

Information Regarding Certain Relationships and Related Person Transactions

As of October 3, 2018, the Company was the largest shareholder of SIR, beneficially owning 24,918,421, or approximately 27.8% of the issued and outstanding SIR Common Shares.  Upon consummation of the Offering, the Company will no longer own any SIR Common Shares.

For information about certain of the Company’s relationships with SIR and other related person transactions, please see the Company’s Current Report on Form 8-K dated September 14, 2018, or the September 2018 Form 8-K, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, or the Quarterly Report, the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, or the Annual Report, the Company’s definitive Proxy Statement for its 2018 Annual Meeting of Shareholders, or the Proxy Statement, and the Company’s other filings with the Securities and Exchange Commission, or the SEC, including the sections captioned “Information Regarding Certain Relationships and Related Person Transactions” and “Warning Concerning Forward Looking Statements” in the September 2018 Form 8-K, Notes 10, 11 and 12 to the Company’s condensed consolidated financial statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report, Notes 6 and 7 to the Company’s consolidated financial statements included in the Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report and the section captioned “Related Person Transactions” and the information regarding the Company’s Trustees and executive officers included in the Proxy Statement. In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. The Company’s filings with the SEC and copies of certain of its agreements with these related parties are publicly available as exhibits to its public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 8.01.  Other Events.

On October 3, 2018, the Company priced the Offering. The Company expects to deliver its SIR Common Shares on or about October 9, 2018. The public offering price was $18.25 per share. The Company expects to use the $434.7 million of net proceeds from the Offering (after deducting estimated offering expenses and underwriters’ discounts) to reduce its outstanding indebtedness.

A prospectus supplement relating to these SIR Common Shares will be filed with the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THE SETTLEMENT OF THE OFFERING IS SUBJECT TO VARIOUS CONDITIONS AND CONTINGENCIES AS ARE CUSTOMARY IN UNDERWRITING AGREEMENTS IN THE UNITED STATES. IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES DO NOT OCCUR, THE OFFERING MAY BE DELAYED OR MAY NOT BE COMPLETED.

THE INFORMATION CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN ITS ANNUAL REPORT, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY ITS FORWARD LOOKING STATEMENTS. THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

1.1

Underwriting Agreement, dated as of October 3, 2018, among the Company, Select Income REIT and the underwriters named therein, pertaining to the sale of 24,918,421 common shares of Select Income REIT owned by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Chief Financial Officer and Treasurer

Dated:  October 4, 2018